Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael E. Healy, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of ShoreTel, Inc. for the quarter ended December 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of ShoreTel, Inc.

Date: February 9, 2016

	By:	/s/ Michael E. Healy
	Name:	Michael E. Healy
	Title:	Chief Financial Officer
(Principal Financial Officer)

This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by referenced into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934 (whether made on or before or after the date of this Report), irrespective of any general incorporation language contained in such filing.